Exhibit 32



                                  CERTIFICATION

     By signing below, each of the undersigned hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, (i) this Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of FFW Corporation.

     Signed this 12th day of November, 2004.


                                      FFW CORPORATION
                                      Registrant


Date: November 12, 2004               By: /s/ Roger K. Cromer
     ----------------------------         --------------------------------------
                                          Roger K. Cromer
                                          President and Chief Executive Officer


Date: November 12, 2004               By: /s/ Timothy A. Sheppard
     ----------------------------         --------------------------------------
                                          Timothy A. Sheppard
                                          Treasurer and Chief Accounting Officer




A signed original of this written statement required by Section 906 has been provided to FFW Corporation and will be retained by FFW Corporation and forwarded to the Securities and Exchange Commission or its staff upon request.